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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                            TELEMUNDO HOLDINGS, INC.
             (exact name of registrant as specified in its charter)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 8, 2001

                          ----------------------------
                Date of report (Date of earliest event reported)



           DELAWARE                                            13-3993031
     ____________________               333-64709         ____________________
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                  2290 West 8th Avenue, Hialeah, Florida 33010

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               (Address of Principal Executive Offices, Zip Code)

                                 (305) 884-8200

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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On November 1, 2001, the Registration Statement on Form S-4 (File No. 333-71132) filed by Telemundo Holdings, Inc. (the "Company") with respect to the registration of $293,991,000 principal amount at maturity of the Company's Series D 11 1/2% Senior Discount Notes due 2008 (the "Exchange Notes") was declared effective by the Securities and Exchange Commission. The Exchange Notes are being offered in exchange for up to all of the Company's existing Series A, B, and C 11 1/2% Senior Discount Notes due 2008. The Exchange Notes will be issued without a restrictive legend and generally may be reoffered and resold without registration under the United States Securities Act of 1933. On November 8, 2001, we issued a press release announcing the commencement of the exchange offer. The exchange offer will expire at 5:00 p.m. EST on December 7, 2001, unless we, in our sole discretion, decide to extend the exchange offer. A copy of the press release is attached hereto as Exhibit 99 and is incorporated in its entirety herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibit

Exhibit No.   Description
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99            Press Release of Telemundo Holdings, Inc., dated as of November 8,
              2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Telemundo Holdings, inc.

Date:  November 8, 2001                 By:   /s/ Glenn A. Dryfoos
                                              --------------------------
                                              Name:  Glenn A. Dryfoos
                                              Title: Senior Vice President and
                                                     General Counsel

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                                Index to Exhibits

Exhibit No.   Description
-----------   -----------

99            Press Release of Telemundo Holdings, Inc., dated as of November 8,
              2001.